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Principal         Mailing Address:                Principal Life           Application for Multi-Life
  Financial       P.O. Box 10431                  Insurance Company        Guaranteed Issue Life Insurance
  Group           Des Moines, IA 50306-0431

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 This application is used to apply for guaranteed issue life insurance. A
 Corporation, Employer, Trust, Association or similar entity typically owns these policies. This application consists of:
o        Application:  Completed by the owner
o        Census: A Census identifying each Proposed Insured and other relevant information must be completed. Each Proposed Insured must complete a
         Consent to be Insured form. Application and Census must have the same date.
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 Part A:  Corporate Information                                     Part B:  Owner Information
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
 1. Corporation Name                                                1. Owner/Trust Name

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 2. Corporation Tax I.D.                                            2. Owner Tax I.D. if other than corporation.
                                                                        If owner is a Trust, also provide Trust date:

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 3. Corporation Contact Name                                        3. Owner/Trust Contact Name

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 4. Corporation Street Address                                      4. Owner/Trust Street Address

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     City                             State          Zip               City                             State          Zip

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     Phone                          Fax                                Phone                         Fax
     (       )                      (       )                          (       )                     (       )
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 Part C:  Beneficiary
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 The Owner shall be sole beneficiary unless otherwise specified

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 Part D:  Policy Information
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 1. Product                                                         5. Optional Benefit Riders:
 2.      Definition of Life Insurance                                  Supplemental Benefit Rider (SBR) Yes No
         Guideline Premium Test (GPT)                                  If "Yes" please indicate base/SBR blend on Census.
         Cash Value Accumulation (CVAT)
 3.  Death Benefit Option:                                             Accounting Benefit Rider (ABR)              Yes         No
         Option 1 - Level Face Amount (required if CVAT)               (BVUL and VUL II only)
         Option 2 - Face + Accumulated Value
         Option 3 - Face + Premiums Paid                               Other
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 4. Policy Date requested                                           6. Premium Payment Plan:
                                                                           Single Pay           Quarterly
                                                                           Annual               Monthly
                                                                           Semi-Annual          Other
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 Part E:  Additional Information and Requests
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AA 3406                                                    Page 2 of 4
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 Part F:  Other Life Insurance
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 Is there other life insurance or annuities in force or pending?          Yes         No
 If "yes", please provide details below or attach a census that should include the following: Insured's Name, Company, Amount, Amount PENDING with other
 Companies, Year of Issue, Product/Purpose (If Key Person, Deferred
 Compensation, etc.) Details:
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 Part G:  Replacement
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 Will this insurance replace or affect any other life or annuity contract for any person proposed for coverage (including pending coverage provided by a
 binding receipt)?        ___Yes   ___No
 If "yes", enclose replacement forms (if applicable) and provide company name(s) and policy number(s):
                                                                                                                  ------------------

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 If coverage is PENDING with other companies, will all pending coverage be accepted?                   Yes         No
  Explain
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 Part H:  Actively at Work
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 Have all Proposed Insureds been actively at work full time (30 hours or more per week) at their usual place of business on the date of the Census and have not missed more than five consecutive days in the past 90 days because of medical reasons such as illness or injury?
      Yes       No    If  No, please explain:
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 ("Company" means Principal Life Insurance Company)
 Taxpayer Identification Number Certification:  As applicant of this contract, I certify under penalties of perjury:
1.       The taxpayer identification number shown on this application is correct.
2.       I am not subject to IRS backup withholding.
          Note:   Check this box        if you are currently subject to backup withholding.
                  Check this box        if the Internal Revenue Service has notified you that you are not subject to the provisions of this law.
 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Otherwise, your signature on this application is certification that the taxpayer identification number on this application is true, correct, and complete.
 Statements in Application: I represent that all statements in the application are true and complete, to the best of my knowledge and belief. I understand that misrepresentations can mean denial of an otherwise valid claim and rescission of the policy during the contestable period.
 Fraud Notice Warning: It is a crime to provide false, misleading or incomplete information to an insurance company for the purpose of defrauding the company or any other person. Penalties include imprisonment and/or fines and denial of insurance benefits.
 When Insurance Effective: Except as may be provided by Temporary Insurance
 Agreement signed by me, I agree that no insurance shall take effect unless and until the Policy has been delivered to and accepted by me; and, the initial premium is paid during the lifetime and prior to any change in insurability of the Proposed Insureds.
 Limitation of Authority: I agree that no agent, broker, or licensed representative of the Company has any authority to determine insurability, or to make, change or discharge any contract, or to waive any of the Company's rights. The Company's right to truthful and complete answers on this
 Application and Census, that becomes a part of this application, may not be waived.
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AA 3406                                                    Page 3 of 4
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 Signed at:  City                                                    State                         Date
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  Print Name and title of Applicant/Owner/Authorized officer          Signature of Applicant/Owner/Authorized Officer

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  Print name of Agent/Broker/Licensed Representative                  Signature of Agent/Broker/Licensed Representative

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 List Individuals authorized to sign on behalf of the Owner.

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  Print Name                                                          Print Name

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  Title                                                               Title

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  Signature                                                           Signature

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AA 3406                                                                 Page 4 of 4
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                                                Census
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 Corporation Name                                                                                        Date

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                                                                                                                            Actively
                  Proposed Insured              Birth  Sex   Soc. Sec.  Initial      SBR   Total    1035    Planned  Smoker at work
             Last                       First   Date          Number   Policy DB   Amount    DB   Rollover  Premium   Y/N     Y/N

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                                                        M                                                              Y       Y
                                                        F                                                              N       N
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                                                        M                                                              Y       Y
                                                        F                                                              N       N
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                                                        M                                                              Y       Y
                                                        F                                                              N       N
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                                                        M                                                              Y       Y
                                                        F                                                              N       N
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                                                        M                                                              Y       Y
                                                        F                                                              N       N
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                                                        M                                                              Y       Y
                                                        F                                                              N       N
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                                                        M                                                              Y       Y
                                                        F                                                              N       N
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                                                        M                                                              Y       Y
                                                        F                                                              N       N
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                                                        M                                                              Y       Y
                                                        F                                                              N       N
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